UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
Form 8-K
____________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 24, 2022
Allegiance Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-37585	26-3564100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8847 West Sam Houston Parkway N., Suite 200, Houston, Texas 77040
(Address of Principal Executive Offices) (Zip Code)
(281) 894-3200
(Registrant's telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	ABTX	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 24, 2022, Allegiance Bancshares, Inc. (“Allegiance”) held a special meeting of its shareholders (the “special meeting”) to consider and act upon the following matters: (1) a proposal to approve the merger agreement, dated as of November 5, 2021, by and between Allegiance and CBTX, Inc. (the “Merger Agreement”); (2) a proposal to approve, on a non-binding advisory basis, the merger-related named executive officer compensation that will or may be paid to Allegiance’s named executive officers in connection with the merger contemplated by the Merger Agreement; and (3) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment, there are not sufficient votes to approve the Merger Agreement or to ensure that any supplement or amendment to the accompanying joint proxy statement/prospectus is timely provided to holders of Allegiance common stock.

A total of 15,321,394 shares of Allegiance common stock was present or represented by proxy at the special meeting. This represented approximately 75.19% of the shares of Allegiance common stock that was outstanding and entitled to vote at the special meeting, constituting a quorum for all matters to be presented at the special meeting.

The results of the shareholders’ votes are reported below:
Proposal 1 – The shareholders approved the Merger Agreement by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,798,704	47,484	475,206	—
Proposal 2 – The shareholders approved, on a non-binding advisory basis, the merger-related named executive officer compensation that will or may be paid to Allegiance’s name executive officers in connection with the merger by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
14,086,029	809,862	425,503	—
Proposal 3 - The shareholders approved the adjournment proposal by the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes
12,860,757	1,209,667	1,250,970	—

Item 8.01. Other Events.
Also on May 24, 2022, Allegiance and CBTX, Inc. issued a joint press release announcing that the respective shareholders of Allegiance and CBTX, Inc. had approved the Merger Agreement at their respective special meetings. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Joint Press Release of Allegiance Bancshares, Inc. and CBTX, Inc. dated May 24, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allegiance Bancshares, Inc.

Date: May 25, 2022	By:	/s/ Shanna Kuzdzal
Shanna Kuzdzal
EVP, General Counsel and Secretary